Statement of Operations (USD $)	1 Months Ended
Feb. 28, 2014
Operating expenses
Professional fees	$ 1,017
General and administrative expenses	23
Total operating expenses	1,040
Net Income (Loss)	$ (1,040)
Basic Net Income (Loss) per share	$ 0.00
Weighted average shares of common stock outstanding - basic	65,807,237